BEAR STEARNS                                        BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                   (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------





                       New Issue Computational Materials



                           $425,000,000 (Approximate)
                            Home Loan-Backed Notes,
                                Series 2001-HI4


                Residential Funding Mortgage Securities II, Inc.
                                   Depositor

                            Home Loan Trust 2001-HI4
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




                                August 21, 2001


________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                   (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Preliminary Term Sheet (Page 1 of 5)
--------------------------------------------------------------------------------
                           $425,000,000 (Approximate)



Issuer:                             Home Loan Trust 2001-HI4

Depositor:                          Residential Funding Mortgage Securities II, Inc.

Seller:                             Residential Funding Corporation

Credit Enhancer:                    Ambac Assurance Corporation ("Ambac")

Underwriter:                        Lead Manager:  Bear, Stearns & Co. Inc.
                                    Co-Manager:    Residential Funding Securities Corporation

Master Servicer:                    Residential Funding Corporation (the "Master Servicer" or "RFC").

Initial Subservicer:                HomeComings  Financial Network, Inc.  ("HomeComings"),  an affiliate of the
                                    Depositor.

Indenture Trustee:                  The Chase Manhattan Bank

Owner Trustee:                      Wilmington Trust Company

The Notes: Home Loan Trust 2001-HI4 will issue 8 classes of Home Loan-Backed Notes (namely, the Class A-1, Class A-2, Class A-3, Class
                                    A-4, Class A-5, Class A-6, Class A-7 and
                                    Class A-IO Notes (the "Notes")).

Characteristics of the Notes (a), (b), (c), (d)

------------ ------------ ----------- -------- -------- --------- ---------- --------------
                Original              Avg      PrincipalPrincipal Final
Offered        Principal               Life    Lockout   Window     Sch.        Ratings
Notes            Balance    Coupon    To Call  (months) (months)  Maturity   (Moody's/S&P)
                                      (years)                        Date
------------ ------------ ----------- -------- -------- --------- ---------- --------------

Class A-1    $85,172,000  Floating     0.90      0        19      10/25/09     Aaa / AAA
                             (f)
Class A-2     55,403,000    Fixed      2.00     18        11      8/25/12      Aaa / AAA
Class A-3     63,739,000    Fixed      3.00     28        15      2/25/15      Aaa / AAA
Class A-4     35,213,000    Fixed      4.00     42        11      3/25/16      Aaa / AAA
Class A-5     42,937,000    Fixed      5.00     52        16      9/25/18      Aaa / AAA
Class A-6     71,705,000    Fixed      7.00     67        37      12/25/22     Aaa / AAA
Class A-7     70,831,000  Fixed (e)   10.34     103       27      9/25/26      Aaa / AAA
Class A-IO           (g)     (h)      1.22      29        1       3/25/04      Aaa / AAA
                                        (i)
------------ ------------ ----------- -------- -------- --------- ---------- --------------
Notes:

(a) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional 0.789474% per annum in each month thereafter until month 20. On and after month 20, 17.0% CPR.

(b)  Transaction priced to 10% clean-up call.

(c) 100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)

(d)  The principal balance of each Class of Notes is subject to a 5% variance.

(e) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-7 Notes will increase by 0.50% on the second payment date after the first possible call date.

(f)  The lesser of (a) 1-month LIBOR + _.__% per annum and (b) 9.50% per annum.

(g)  Class A-IO notional amount: $42,500,000.

(h)  For the first 30 payment dates, 10.00% per annum. Thereafter, 0.00%.

(i)  Duration.



________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Preliminary Term Sheet (Page 2 of 5)
--------------------------------------------------------------------------------


The Assets of the Trust: The assets of the Trust will include a pool of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Most of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

Statistical Cut-off Date:           As of August 1, 2001.

Cut-off Date:                       As of September 1, 2001.

Closing Date:                       On or about September 27, 2001.

Payment Date: The 25th of each month (or the next business day), commencing on October 25, 2001.

DelayDays: The Notes, other than the Class A-1 Notes, will have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

Note Rate:  Interest  will accrue on all of the Notes,  other than the Class A-1
     Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The coupon on the Class A-1 Notes will be equal to the lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 9.50% per annum, payable monthly.

     With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-7 Notes will increase by 0.50% on the second Payment Date after the first possible Call Date.

________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Preliminary Term Sheet (Page 3 of 5)
--------------------------------------------------------------------------------

Principal: All payments of principal allocable to the Notes shall be paid to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes and the Class A-7 Notes, in that order, in each case, until the outstanding note balance of each of these notes has been reduced to zero.

Priority of Payments: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

(1)  To pay accrued interest due on the Notes;

(2) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the principal collection distribution amount for such Payment Date;

(3) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the liquidation loss distribution amount for such Payment Date;

(4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for the Policy with interest and any payments in connection with the limited reimbursement agreement;

(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

(6) To pay as additional principal on the Notes (other than the Class A-IO Notes), an amount (if any) necessary to bring the amount of overcollateralization up to the required overcollateralization amount for such Payment Date;

(7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and

(8)  To pay any remaining amounts to the holders of the Certificates.


________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Preliminary Term Sheet (Page 4 of 5)
--------------------------------------------------------------------------------

Credit Enhancement: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization and (3) the Ambac Insurance Policy.

     Excess Spread: Because the mortgagors are expected to pay more interest on the home loans than is necessary to pay interest on the notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date, this excess interest may be used to protect the notes against most types of losses by making an additional payment of principal up to the amount of the losses.

     Overcollateralization:     On    the    Closing    Date,     the    initial
     overcollateralization amount will be equal to 0.00% of the aggregate cut-off date pool balance. Commencing with the December 2001 Payment Date, excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the aggregate note balance by a specified amount. This excess represents overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 2.00% of the aggregate cut-off date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to 4.00% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate cut-off date pool balance.

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Credit Enhancer") will unconditionally and irrevocably guarantee: (a) interest on the notes at the note rate, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than the September 2026 Payment Date. The Insurance Policy is not revocable for any reason.

Stepdown Date: The Stepdown Date is the Payment Date occurring on the later of:


               (1)  the Payment Date in October 2004 (i.e.,  on the 37th Payment
                    Date); and

               (2) the first Payment Date on which the aggregate pool balance is less than 50% of the aggregate cut-off date pool balance.


________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Preliminary Term Sheet (Page 5 of 5)
--------------------------------------------------------------------------------
Master Servicing Fee: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

Subservicing Fee: 0.50% per annum, payable monthly.

Advancing: There is no required advancing of delinquent principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees, the Credit Enhancer or any other entity.

Optional Redemption: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance (the "Call Date").

Form of Registration: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAEligibility: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATreatment: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.


________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Information Relating to the Collateral (Page 1 of 4)
--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------
 Current Principal Balance (as of      $337,954,492
8/1/01)
 Loan Count                                   8,668
 Average Current Principal Balance          $38,989
 Range of Current Principal         $528 - $100,000
Balance
        Up to $25,000.00                      8.35%
        $25,000.01 to $50,000.00             62.79%
        $50,000.01 to $75,000.00             28.50%
        $75,000.01 to $100,000.00             0.36%
----------------------------------------------------
  Gross Coupon
  Weighted Average                          13.390%
  Range of Gross Coupons           8.450% - 18.700%
        8.000% to 8.999%                      0.03%
        9.000% to 9.999%                      0.19%
        10.000% to 10.999%                    1.20%
        11.000% to 11.999%                   16.32%
        12.000% to 12.999%                   30.80%
        13.000% to 13.999%                   28.59%
        14.000% to 14.999%                   11.71%
        15.000% to 15.999%                    6.83%
        16.000% to 16.999%                    2.79%
        17.000% to 17.999%                    1.45%
        18.000% to 18.999%                    0.10%
----------------------------------------------------
 WA Original Term to Maturity                   237
(months)
 WA Remaining Term to Maturity                  236
(months)
        Up to 60                              0.18%
        61 to 120                             3.75%
        121 to 180                           38.92%
        181 to 240                           14.99%
        241 to 300                           42.16%
----------------------------------------------------
  Credit Score
  Weighted Average                              695
  Range of Credit Scores                 640 to 804
        640 to 659                            8.03%
        660 to 679                           24.35%
        680 to 699                           24.81%
        700 to 719                           23.44%
        720 to 739                           12.12%
        740 to 759                            5.22%
        760 to 779                            1.64%
        780 to 799                            0.37%
        800 to 819                            0.02%
----------------------------------------------------

________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Information Relating to the Collateral (Page 2 of 4)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------
 Balloon / Fully Amortizing          0.13% / 99.87%
 First Lien / Second Lien            0.01% / 99.99%
----------------------------------------------------
   Original CLTV
   Weighted Average                         117.68%
        Up to 50.00%                          0.02%
        50.01% to 60.00%                      0.03%
        60.01% to 70.00%                      0.01%
        70.01% to 80.00%                      0.40%
        80.01% to 90.00%                      0.50%
        90.01% to 100.00%                     2.94%
        100.01% to 105.00%                    4.02%
        105.01% to 110.00%                    9.12%
        110.01% to 115.00%                   14.65%
        115.01% to 120.00%                   20.34%
        120.01% to 125.00%                   47.95%
----------------------------------------------------
  Debt-to-Income Ratio
   Weighted Average                          39.97%
        5.001% to 10.000%                     0.01%
        10.001% to 15.000%                    0.05%
        15.001% to 20.000%                    0.42%
        20.001% to 25.000%                    2.26%
        25.001% to 30.000%                    7.52%
        30.001% to 35.000%                   14.82%
        35.001% to 40.000%                   22.07%
        40.001% to 45.000%                   32.76%
        45.001% to 50.000%                   20.05%
        50.001% to 55.000%                    0.02%
----------------------------------------------------
----------------------------------------------------
   Junior Ratio
   Weighted Average                          29.77%
        Up to 10.000%                         0.14%
        10.001% to 20.000%                   13.82%
        20.001% to 30.000%                   42.23%
        30.001% to 40.000%                   30.22%
        40.001% to 50.000%                   10.16%
        50.001% to 60.000%                    2.83%
        60.001% to 70.000%                    0.50%
        70.001% to 80.000%                    0.06%
        80.001% to 90.000%                    0.02%
        90.001% to 100.000%                   0.02%
----------------------------------------------------

________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2001-HI4
Computational Materials: Information Relating to the Collateral (Page 3 of 4)
--------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------
  Residual Income
   Weighted Average                          $3,360
        $1,000.00 - $1,499.99                 0.05%
        $1,500.00 - $1,999.99                10.91%
        $2,000.00 - $2,999.99                36.06%
        $3,000.00 - $3,999.99                27.70%
        $4,000.00 - $4,999.99                14.33%
        $5,000.00 - $5,999.99                 6.05%
        $6,000.00 - $6,999.99                 2.76%
        $7,000.00 and above                   2.13%
----------------------------------------------------
----------------------------------------------------
Property Type
 Single Family                               91.26%
 PUD Detached                                 4.69%
 Condominium                                  2.10%
 PUD Attached                                 0.94%
 Townhouse                                    0.71%
 Two- to Four- Family                         0.26%
 Manufactured Housing                         0.03%
----------------------------------------------------
----------------------------------------------------
Occupancy Status
 Owner Occupied                             100.00%
----------------------------------------------------
----------------------------------------------------
Documentation
 Full Documentation                         100.00%
----------------------------------------------------
Loan Purpose
 Debt Consolidation                          85.39%
 Cash Out                                     9.05%
 Home Improvement / Debt                      2.12%
Consolidation
 Rate/Term Refinance                          2.10%
 Convenience                                  0.19%
 Home Improvement                             0.18%
 Purchase Money                               0.03%
 Asset Acquisition                            0.02%
 Other                                        0.91%
----------------------------------------------------
Prepayment Penalty Terms
        None                                 50.29%
        12 months                             0.57%
        24 months                             0.13%
        36 months                            47.49%
        60 months                             0.89%
        Other (not more than 60               0.63%
        months)
----------------------------------------------------
Geographic Concentration (> 5%)            7.04% FL
-------------------------------
                                           6.83% CA
                                           5.86% MD
                                           5.54% VA
                                           5.48% PA
                                           5.16% OH
----------------------------------------------------

________________________________________________________________________________
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************